                                                                  Exhibit 10.12



                        ADMINISTRATIVE SERVICES AGREEMENT

                                      DATED

                                DECEMBER 9, 1997

                                     BETWEEN

                                  SEPRACOR INC.

                                       AND

                                  VERSICOR INC.

                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS ADMINISTRATIVE SERVICES AGREEMENT, (this "Agreement") is dated as of December 9, 1997 between SEPRACOR INC., a Delaware corporation ("SEPRACOR"), and VERSICOR INC., a Delaware corporation (the "COMPANY").

                                    RECITALS

         A. Sepracor heretofore has provided the Company with information services, payroll, human resources, employee benefits administration and other services; and

         B. Sepracor is willing to continue to provide to the Company such services and the Company desires to obtain such services and assistance from Sepracor, in each case on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       SERVICES SUPPLIED.

                  (a) Sepracor hereby agrees to provide or make available the support and related services that are listed and briefly described in Attachment A hereto (the "Services"), to the Company in accordance with the terms of this Agreement. In order to provide for the furnishing of additional services not listed on Attachment A at the time of execution of this Agreement, Attachment A may be amended from time to time with the consent of each of Sepracor and the Company. All Services shall be performed in the manner, to the extent and at a time substantially consistent with the manner in which Sepracor performs administrative or other services for its own benefit. Without limiting the foregoing, Sepracor agrees to consult with representatives of the Company prior to taking any action material to the provision of Services pursuant to this Agreement that would constitute a material departure from past practice.

                  (b) In addition, Sepracor will provide such reasonable assistance to the Company as the Company shall request to efficiently and expeditiously develop the ability to operate the Company and to perform the Services provided for hereunder itself.

                  (c) Notwithstanding anything to the contrary in this Agreement, Company may, at any time, upon thirty (30) days prior written notice to Sepracor, elect to discontinue receiving one or more of the Services provided hereunder. Thirty (30) days following receipt of such notice, Sepracor shall cease to provide such Services to the Company, and the Company's right to receive such Services under this Agreement shall terminate.


                                       1.

         2.       TERM.

                  The term of this Agreement shall continue for the period beginning as of November 1, 1997 and continuing through the earlier to occur of
(i) the close of business on June 30, 1998 or (ii) the close of business of such date as this Agreement is terminated pursuant to Section 3 hereof.

         3.       TERMINATION.

                  (a) Sepracor may terminate this Agreement if the Company shall fail to satisfy its payment obligations under this Agreement within thirty (30) days after receipt of written notice from Sepracor specifying the amount previously invoiced and remaining due and unpaid and stating its intent to terminate this Agreement if such amount is not paid within thirty (30) days of receipt of such notice.

                  (b) The Company may terminate this Agreement at any time upon thirty (30) days prior written notice to Sepracor.

                  (c) The parties hereto will provide each other mutual assistance to ensure a smooth transition of each Service upon termination.

         4.       COMPENSATION.

                  The Company shall pay Sepracor for the services set forth in Attachment A as of the date hereof an amount equal to $6,500 per month plus direct out of pocket expenses incurred by Sepracor in the performance of this Agreement. Such amount per month shall be adjusted upon mutual agreement of the Company and Sepracor upon modifications to Attachment A.

         5.       INVOICING AND PAYMENT.

                  Sepracor shall invoice the Company monthly for services supplied hereunder and payment shall be due in advance on the first day of such month.

         6.       RIGHT TO AUDIT.

                  For purposes of verifying the proper performance of services by Sepracor and its agents hereunder, the Company shall be entitled, on reasonable notice and during normal business hours to inspect and copy the records of Sepracor and its agents providing services hereunder as may be reasonably necessary for such purpose. All such records shall be retained by Sepracor and made available to the Company for three years following the date to which such records relate and shall remain the property of Sepracor. Notwithstanding the foregoing, the Company shall not have access to personnel records of Sepracor relating to individual performance or evaluation records or medical histories.


                                       2.

         7.       INDEPENDENT CONTRACTOR STATUS.

                  Sepracor and its agents shall be independent contractors with respect to services they provide to the Company hereunder. Sepracor and its agents shall not hold themselves out to third parties as having the power to contractually bind the Company with respect to any matter, and shall be responsible for their own employees, and such employees shall not be deemed to have an employment relationship with the Company. Notwithstanding the above, the Company hereby appoints Robert Scumaci, or his replacement mutually acceptable to the Company and Sepracor, as agent for the Company with respect to issuing accounts payable checks, filing tax returns, authorizing payroll, and authorizing the investment of the Company's proceeds in accounts or instruments maintained by Fleet National Bank, and authorizing the disbursement of funds related thereto.

         8.       BOOKS AND RECORDS.

                  Sepracor's books and records with respect to the Services ("Books and Records") shall be kept at Sepracor's offices located at 111 Locke Drive, Marlborough, MA 01752. The Books and Records shall be made available for the Company or the Company's representatives' inspection and copying at all times during regular office hours. Sepracor shall not be required to maintain the Books and Records for more than six years after termination of this Agreement.

         9.       TRANSFER OF RECORDS.

                  Sepracor shall deliver to the Company, within a reasonably prompt time following the date of this Agreement, all of the Company's corporate records and files held by Sepracor.

         10.      COMPLIANCE WITH LAWS.

         Each of the Company and Sepracor shall comply with any and all applicable statutes, rules, regulations, orders or restrictions of any domestic or foreign government, or instrumentality or agency thereof, in respect of the conduct of their activities in the fulfillment of their obligations under this Agreement.

         11.      CONFIDENTIALITY, RECORDS.

                  (a) PROPRIETARY INFORMATION. All information furnished or disclosed by one party (a "Disclosing Party") to the other party (a "Receiving Party") in connection with the negotiation or performance of this Agreement, including but not limited to trade secrets, cost and pricing information, computer program, technique, design, drawing, prototype, formula or test data, relating to any research project, work in process, future development, engineering, manufacturing, marketing, servicing, financing or personnel matter shall be deemed "Proprietary Information;" PROVIDED, HOWEVER, that the term "Proprietary Information" shall not be deemed to include information which the Receiving Party can demonstrate by competent written proof:


                                       3.

(a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available; (b) is known by the Receiving Party at the time of receiving such information, as evidenced by its records; (c) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure; or (d) is the subject of a written permission to disclose by the Disclosing Party.

                  (b) USE AND HANDLING OF PROPRIETARY INFORMATION. The Receiving Party shall maintain all Proprietary Information in trust and confidence and shall use at least the same degree of care regarding this information as it uses with respect to its own Proprietary Information to prevent it unauthorized disclosure, use or publication. The Receiving Party may use such Proprietary Information only to the extent required to accomplish the intent of this Agreement. The Receiving Party shall not use the Proprietary Information for any purpose or in any manner which would constitute a violation of any laws or regulations.

                  (c) OWNERSHIP OF PROPRIETARY INFORMATION. All Proprietary Information (including all copies thereof) of a party hereto shall at all times remain the property of such Disclosing Party. No rights or licenses to trademarks, inventions, copyrights or patents are implied or granted under this Agreement.

                  (d) PERMITTED DISCLOSURE. A party may disclose Proprietary Information to its professional advisors, and may disclose such information if such disclosure is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, provided, however, that the Receiving Party shall first have given notice to the Disclosing Party and shall have made a reasonable effort to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued; or is otherwise required by law.

                  (e) INJUNCTIVE RELIEF. Each party hereby acknowledges and agrees that in the event of any breach of this Agreement by a Receiving Party, including, without limitation, the actual or threatened disclosure of Proprietary Information without the prior express written consent of the Disclosing Party, the Disclosing Party will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for, such injury. Accordingly, in the event of any breach or threatened breach by a Receiving Party of any provisions of this Section 11, the Disclosing Party shall, in addition to all other remedies available to it, be entitled to specific performance of the Receiving Party's obligations under this Agreement.

         12.      NONASSIGNMENT; PARTIES IN INTEREST.

                  No party hereto may assign its rights or its duties hereunder without the prior written consent of the other party hereto; PROVIDED, HOWEVER, that Sepracor may delegate its duties hereunder to any of its agents or affiliates. This Agreement shall inure to the benefit of and be binding upon Sepracor, the Company and their successors and assigns.


                                       4.

         13.      SURVIVAL.

                  The provisions of Sections 4, 5, 6, 8 and 11 shall survive the any termination of this Agreement.

         14.      GOVERNING LAW.

         This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflicts of law principles.

         15.      FORCE MAJEURE.

                  In the event that a party's performance under this Agreement, other than the Company's obligations to make payments, shall be interrupted or delayed by the occurrence of any event beyond the reasonable control of such party, then such party shall be excused from performance during the period of time when the interruption occurred.

         16.      NOTICES.

                  All notices, requests, and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

                  IF TO SEPRACOR:

                           Sepracor Inc.
                           111 Locke Drive
                           Marlborough, MA 01752
                           Attn: President
                           Fax: (508) 357-7494

                  IF TO THE COMPANY:

                           Versicor Inc.
                           34790 Ardentech Court
                           Fremont, CA 94555
                           Attn: Chief Executive Officer
                           Fax: (510) 739-3050

                           with a copy (not constituting notice) to:

                           Andrei M. Manoliu
                           Cooley Godward LLP
                           Five Palo Alto Square


                                       5.

                           3000 El Camino Real
                           Palo Alto, CA 94306-2155
                           Fax: (650) 857-0663

         Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effective (i) if personally delivered, at the time delivered by hand, (ii) if delivered by facsimile transmission, upon confirmation of transmission, (iii) if by courier, on the business day such courier guarantees delivery, and (iv) if delivered by U.S. Mail, seven business days after deposit in the U.S. Mail, postage prepaid.

         17. INTEGRATION

                  This Agreement supersedes all prior negotiations, commitments and rights pertaining to the subject matter hereof.

         18. AMENDMENTS

             This Agreement may not be modified or amended except by a written agreement signed by the parties hereto.

         19. LIMITATION OF LIABILITY. The liability of Sepracor to the Company for any loss or damage, whether direct or indirect, arising in connection with providing the Services to the Company shall not exceed the total amount billed or billable to the Company for the particular Service, or part thereof, which gave rise to the loss or damage. In no event will either party be liable to the other hereunder for indirect, consequential or incidental damages, including without limitation loss of profits.

         20. COUNTERPARTS

             This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by their other parties hereto.


                                       6.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first above written.

                                  SEPRACOR INC.

                                  By:      /s/ Timothy J. Barberich
                                           ---------------------------------
                                           Name:    Timothy J. Barberich
                                           Title:   President & CEO

                                  VERSICOR INC.

                                  By:       /s/ George F. Horner III
                                           ---------------------------------
                                           Name: George F. Horner III
                                           Title: President and CEO


                        ADMINISTRATIVE SERVICES AGREEMENT

                                  ATTACHMENT A

                                 HUMAN RESOURCES
================================================================================
FUNCTION/LOCATION               DESCRIPTION OF SERVICES TO BE PROVIDED
--------------------------------------------------------------------------------
COMPENSATION                    BASE SALARY COMPONENTS:
                                -job listings; titles; codes
                                -salary & job analysis
                                -maintenance of systems
BENEFITS                        401(k) PLAN ADMINISTERED BY FIDELITY
                                -administration
                                -recordkeeping
                                -analysis
                                -reporting
                                OPTION PLAN:
                                -administration
                                -recordkeeping
                                -analysis
                                -reporting
                                ALL OTHER PLANS: MEDICAL, DENTAL, STD,
                                LTD, FLEXIBLE SPENDING, LIFE, AD & D, EAP
                                -administration
                                -cost of benefits
                                -recordkeeping
                                -analysis
                                -reporting

HR OPERATIONS                   EMPLOYEE RECORD KEEPING AND SERVICES:
                                -data entry
                                -processes
                                -employee data
--------------------------------------------------------------------------------


                                      A-1

================================================================================
FUNCTION/LOCATION                    DESCRIPTION OF SERVICES TO BE PROVIDED
--------------------------------------------------------------------------------
                                     -employee verification
                                     -employee records and files
                                     -payroll system interface
                                     -stock administration system interface
                                     -policies and procedures as currently
                                      exist

INSURANCE                            -general liability to be administered
                                      and billed by William Gallagher
                                     -key management

                                                 FINANCIAL
================================================================================
FUNCTION/LOCATION               DESCRIPTION OF SERVICES TO BE PROVIDED
--------------------------------------------------------------------------------
ACCOUNTING CENTERS
                                -Accounting
                                -General Ledger
                                -Accounts Receivable
                                -Employee Receivables
                                -Accounts Payable
                                -Employee Expense Reimbursement
                                -fixed Assets
                                -BSA Support
                                -Payroll
                                -Accounting Policy and Procedures as
                                 currently exist
TAX                              Performed by Coopers & Lybrand and
                                 administered by Sepracor
                                -Tax Preparation & Filings
                                -Tax Consultation
--------------------------------------------------------------------------------


                                      A-3

                                               FACILITIES
================================================================================
FUNCTION/LOCATION                DESCRIPTION OF SERVICES TO BE PROVIDED
--------------------------------------------------------------------------------
MANAGEMENT INFORMATION
SYSTEMS                          General Consulting (only)
--------------------------------------------------------------------------------


                                      A-4